AMG Funds Family of Funds
Affiliated Transactions (Rule 10f-3)
For the period April 1, 2016 - June 30, 2016


Subadvisor: J.P. Morgan Investment Management Inc.



INFORMATION DISPLAYED IN THE FOLLOWING ORDER:
Fund
Date of Purchase/Date Offering Commenced
Issuer
CUSIP
Bonds
Purchase Price/Offering Price
Spread
Cost
Underwriter From Whom Purchased
Total Shares/Units/ Bonds Offered
Aggregate Principal Amount of Offering
Total Bonds Purchased By Investment Management
Aggregate Principal Amount of Purchase By All Investment Companies
        Advised By the Advisor
% of Offering





AMG Managers High Yield Fund

04/06/16
MGM Escrow Issuer, LLC/MGM Growth Properties Operating Partnership LP (MGMMGP 5.625% May 1, 2024 144A)

55303WAA5

10,000

$100.00

1.50%

$10,000

BofA Merrill Lynch

1,050,000,000

$1,050,000,000

14,050,000

$1,405,000,000

1.34%



AMG Managers High Yield Fund

04/07/16
CCO Holdings LLC and CCO Holdings Capital Corp. (CHTR 5.50% May 1, 2026
144A)

1248EPBR3

35,000

$100.00

0.88%

$35,000

BofA Merrill Lynch

1,200,000,000

$1,200,000,000

74,295,000

$26,003,250,000

6.19%



AMG Managers High Yield Fund

04/11/16
The Geo Group Inc (GEO 6.00% April 15, 2026)

36162JAB2

25,000

$100.00

1.50%

$25,000
Wells Fargo Advisors LLC

350,000,000

$350,000,000

31,210,000

$7,802,500,000

8.92%



AMG Managers High Yield Fund

04/11/16
GLP Capital LP and GLP Financing II, Inc (GLPI 4.375% April 15, 2021)

361841AG4

5,000

$100.00

0.94%

$5,000

BofA Merrill Lynch

400,000,000

$400,000,000

4,190,000

$209,500,000

1.05%



AMG Managers High Yield Fund

04/11/16
GLP Capital LP and GLP Financing II, Inc (GLPI 5.375% April 15, 2026)

361841AH2

10,000

$100.00

0.94%

$10,000

BofA Merrill Lynch

975,000,000

$975,000,000

11,450,000

$1,145,000,000

1.17%



AMG Managers High Yield Fund

04/14/16
CCO Holdings LLC and CCO Holdings Capital Corp. (CHTR 5.50% May 1, 2026
144A)

1248EPBR3

20,000

$100.38

0.88%

$20,075

BofA Merrill Lynch

300,000,000

$301,125,000

10,005,000

$2,001,000,000

3.34%



AMG Managers High Yield Fund

04/14/16

Micron Technology Inc (MU 7.50% September 15, 2023 144A)

595112BH5

30,000

$100.00

0.75%

$30,000

Morgan Stanley and Company LLC

1,250,000,000

$1,250,000,000

51,818,000

$15,545,400,000

4.15%



AMG Managers High Yield Fund

04/29/16

United Rentals North America Inc (URI 5.875% September 15, 2026)

911365BE3

30,000

$100.00

1.25%

$30,000

BofA Merrill Lynch

750,000,000

$750,000,000

37,560,000

$11,268,000,000

5.01%



AMG Managers High Yield Fund

05/03/16
Hanesbrands Inc. (HBI 4.625% May 15, 2024 144A)

410345AJ1

25,000

$100.00

1.50%

$25,000

BofA Merrill Lynch

900,000,000

$900,000,000

22,535,000

$5,633,750,000

2.50%



AMG Managers High Yield Fund

05/03/16
Hanesbrands Inc. (HBI 4.875% May 15, 2026 144A)

410345AL6

25,000

$100.00

1.50%

$25,000

BofA Merrill Lynch

900,000,000

$900,000,000

22,535,000

$5,633,750,000

2.50%



AMG Managers High Yield Fund

05/04/16
PTC Inc. (PTC 6.00% May 15,
2024)

69370CAA8

10,000

$100.00

0.88%

$10,000

Barclays Capital Inc.

500,000,000

$500,000,000

10,224,000

$1,022,400,000

2.04%



AMG Managers High Yield Fund

05/09/16
Tesoro Logistics LP and Tesoro Logistics Finance Corp. (TLLP 6.125% October 15, 2021)

88160QAD5

5,000

$100.25

1.25%

$5,013

Citigroup Global Markets Inc.

250,000,000

$250,625,000

8,490,000

$424,500,000

3.40%



AMG Managers High Yield Fund

05/09/16
Tesoro Logistics LP and Tesoro Logistics Finance Corp. (TLLP 6.375% May
1, 2024)

88160QAM5

20,000

$100.00

1.25%

$20,000

Citigroup Global Markets Inc.

450,000,000

$450,000,000

32,715,000

$6,543,000,000

7.27%



AMG Managers High Yield Fund

05/10/16

Goodyear Tire & Rubber Company (GT 5.00% May 31, 2026)

382550BF7

20,000

$100.00

1.25%

$20,000

Citigroup Global Markets Inc.

900,000,000

$900,000,000

49,510,000

$9,902,000,000

5.50%



AMG Managers High Yield Fund

05/11/16
Boardwalk Pipelines LP (BWP 5.95% June 1, 2026)

096630AE8

15,000

$98.86

0.65%

$14,829
Deutsche Bank Securities

550,000,000

$543,730,000

32,495,000

$4,874,250,000

5.91%



AMG Managers High Yield Fund

05/11/16
AES Corporation (AES 6.00% May 15, 2026)

00130HBX2

15,000

$100.00

1.00%

$15,000
Morgan Stanley and Company

500,000,000

$500,000,000

29,981,000

$4,497,150,000

6.00%



AMG Managers High Yield Fund

05/17/16
Diamond I Finance Corp and Diamond II Finance Corp (DELL 5.45% June 15,
2023 144A)

25272KAG8

45,000

$99.96

0.74%

$44,981

BofA Merrill Lynch

3,750,000,000

$3,748,387,500

126,690,000

$57,010,500,000

3.38%



AMG Managers High Yield Fund

05/17/16

Diamond I Finance Corp and Diamond II Finance Corp (DELL6.02% June 15,
2026 144A)

25272KAK9

35,000

$99.95

0.74%

$34,983

BofA Merrill Lynch

4,500,000,000

$4,497,840,000

129,645,000

$45,375,750,000

2.88%



AMG Managers High Yield Fund

06/02/16
Yum! Brands Inc. (YUM 5.00% June 1, 2024 144A)

48250NAA3

20,000

$100.00

0.88%

$20,000
Goldman Sachs and Company New York

1,050,000,000

$1,050,000,000

41,835,000

$8,367,000,000

3.98%



AMG Managers High Yield Fund

06/02/16
Yum! Brands Inc. (YUM 5.25% June 1, 2026 144A)

48250NAB1

20,000

$100.00

0.88%

$20,000
Goldman Sachs and Company New York

1,050,000,000

$1,050,000,000

41,835,000

$8,367,000,000

3.98%



AMG Managers High Yield Fund

06/06/16
Tenneco Inc (TEN 5.00% July 15,
2026)

880349AR6

30,000

$100.00

1.50%

$30,000

BofA Merrill Lynch

500,000,000

$500,000,000

21,000,000

$6,300,000,000

4.20%



AMG Managers High Yield Fund

06/07/16
Six Flags Entertainment Corporation (SIX 4.875% July 31,
2024 144A)

83001AAB8

20,000

$100.00

1.25%

$20,000

Wells Fargo Advisors LLC

300,000,000

$300,000,000

24,805,000

$4,961,000,000

8.27%



AMG Managers High Yield Fund

06/13/16
L Brands, Inc. (LB 6.75% July 1, 2036)

501797AM6

45,000

$100.00

1.00%

$45,000

BofA Merrill Lynch

700,000,000

$700,000,000

59,195,000

$26,637,750,000

8.46%






Subadvisor: CenterSquare Investment Management, Inc.


Fund

Date of Purchase/Date Offering Commenced

Issuer

CUSIP

Bonds

Purchase Price/Offering Price

Profit

Cost

Underwriter From Whom Purchased

Total Shares/Units/ Bonds Offered

Aggregate Principal Amount of Offering

Total Bonds Purchased By Investment Management
Aggregate Principal
Amount of Purchase By All Investment Companies Advised By the Advisor

% of Offering
AMG Managers Real Estate Securities Fund

04/29/16
Washington Real Estate Investment Trust

939653101

18,990

$28.20

$0.68

$535,518
BNY Mellon Capital Markets

4,625,000

$130,425,000

275,000

$7,755,000

5.95%